[Exhibit 32.1]

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Lewis, Chief Executive Officer (principal executive officer) and I, Jeff Harris, Chief Financial Officer (principal financial officer) of RAM VENTURE HOLDINGS CORP. (the "Registrant"), each certify to the best of our knowledge, based upon a review of the Annual Report on Form 10-KSB for the year ended March 31, 2004 (the "Report") of the Registrant, that:

  (1)  The Report fully complies with the requirements of section
     13(a) of the Securities Exchange Act of 1934, as amended; and

  (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                             By:/s/  John Lewis
                                ----------------------------
                                John Lewis
                                Chief Executive Officer

                                Date: July 13, 2004

                             By:/s/  Jeff Harris
                                ----------------------------
                                Jeff Harris
                                Chief Financial Officer

                                Date: July 13, 2004